UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2020
INVENTRUST PROPERTIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3025 Highland Parkway
Downers Grove, Illinois 60515
(Address of Principal Executive Offices)
(855) 377-0510
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.
A copy of a letter from InvenTrust Properties Corp. (the “Company”) to its stockholders, dated December 21, 2020, regarding the estimated per share value of our common stock, as discussed in Item 8.01 of this Current Report, among other matters, is furnished as Exhibit 99.1 to this Current Report. Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, Exhibit 99.1 shall not be incorporated by reference into our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filings.

Item 8.01.	Other Events
Estimated Per Share Value
We are publishing an estimated per share value of our common stock to assist broker dealers that sold our common stock in our initial and follow-on “best efforts” offerings to comply with the rules regarding account statement reporting published by the Financial Industry Regulatory Authority (“FINRA”). On December 21, 2020, we announced an estimated per share value of our common stock equal to $2.89 as of December 1, 2020. This represents a change of $0.25 below the previous estimated per share value of our common stock of $3.14 as of May 1, 2019.

Methodology

The Audit Committee of our Board of Directors (the “Board”) engaged Duff & Phelps, LLC (“Duff & Phelps”), an independent third-party global valuation advisory and corporate finance consulting firm that specializes in providing real estate valuation services, to advise the Audit Committee and the Board in their estimate of the per share value of our common stock on a fully diluted basis as of December 1, 2020. Duff & Phelps has extensive experience estimating the fair values of commercial real estate. The report furnished to the Audit Committee and the Board by Duff & Phelps complies with the reporting requirements set forth under Standard Rule 2-2(b) of the Uniform Standards of Professional Appraisal Practice and is certified by a member of the Appraisal Institute with the MAI designation. The Duff & Phelps report, dated December 11, 2020, reflects values as of December 1, 2020.

Duff & Phelps does not have any direct or indirect interests in any transaction with us or in any currently proposed transaction to which we are a party, and there are no conflicts of interest between Duff & Phelps, on one hand, and the Company or any of our directors, on the other. Previously, Duff & Phelps provided services to us in connection with the allocation of the purchase price of acquired properties for accounting and financial reporting purposes, but these services are no longer provided.

The Board is ultimately and solely responsible for the determination of the estimated per share value of our common stock. The estimated per share value was determined and approved by the Board based on the recommendation of the Audit Committee.

Duff & Phelps provided a range of per share values for the Audit Committee and the Board to consider and utilized the “net asset value” or “NAV” method. This method is based on the fair value of real estate, real estate-related investments and all other assets, less the fair value of total liabilities. The fair value estimate of the real estate assets is equal to the sum of its individual real estate values. Generally, Duff & Phelps estimated the value of our real estate and real estate-related assets at our ownership interest using the income capitalization approach, which included using a discounted cash flow calculation of projected net operating income, less capital expenditures, for each property for the ten-year hold period ending November 30, 2030 or the residual stabilized year, and applying a market supported discount rate and capitalization rate. For properties under contract for sale, Duff & Phelps valued the assets at the contractual purchase price. For all other assets, including cash and other current assets, fair value was determined separately. A fair value of our long-term debt obligations, including current liabilities, was also estimated by Duff & Phelps, by comparing market interest rates to the contract rates on our long-term debt and discounting to present value the difference in future payments.

Duff & Phelps completed its work in conformance with Investment Program Association Practice Guideline 2013-01, “Valuations of Publicly Registered Non-Listed REITs,” dated April 29, 2013 and guidelines published by FINRA. In addition, Duff & Phelps determined NAV in a manner consistent with the definition of fair value under U.S. generally accepted accounting principles (or “GAAP”) set forth in Financial Accounting Standards Board (“FASB”) Topic ASC 820.

The NAV per share provided by Duff & Phelps was estimated by subtracting the fair value of the total liabilities from the fair value of the total assets and then dividing the result by the number of shares of common stock outstanding on a fully diluted basis as of December 1, 2020. Duff & Phelps then applied a discount rate sensitivity analysis on the discount rates used to value the multi-tenant retail properties and single-tenant properties, as described in more detail below, resulting in a value range of $2.76 to $3.03 per share, with a midpoint of $2.89 per share.

On December 17, 2020, our Audit Committee and our Board met to review and discuss Duff & Phelps’s report. Following this review, the Audit Committee recommended, and the Board unanimously determined, a new estimated per share value of our common stock of $2.89 as of December 1, 2020.

Duff & Phelps’s procedures included the following:

•	completion of analysis on a desktop basis only;

•	study of each market to measure current market conditions, supply and demand factors, growth patterns, and their effect on each of the subject properties;
•	review of current in-place tenants, including rent and other terms, including options;

•	estimation of market leasing assumptions for each space based on size, type, location, or attributes of the space;

•	preparation of a cash flow over a hypothetical stabilized holding period with an assumption that the property would be sold at the end of the following year for a price calculated by capitalizing the following year’s projected net income;

•	review of capitalization and discount rates appropriate for each of the subject properties;
•	completion of the discounted cash flow approach with support from the sales comparison approach; and

•	delivery of a range of values with midpoint estimates for each of the subject properties, as well as the underlying assumptions used in the analysis.

In preparing its report, Duff & Phelps relied on the following sources in determining the major assumptions in the report:

•	financial and operating information requested from, or provided by, the Company and its senior management;

•	discussions with senior management about the historical and anticipated future financial performance of the Company’s properties, including forecasts prepared by the Company’s senior management; and

•	the Company’s reports filed with the Securities and Exchange Commission (the “SEC”).

The exit capitalization rate and discount rate have a significant impact on the estimated per share value under the NAV method. To estimate the range of NAV, Duff & Phelps adjusted the discount rate for multi-tenant retail properties and single-tenant properties plus and minus 0.50% from the midpoint estimate. The following chart presents the impact of changes to our share price based on variations in the discount rates within the range of values determined by Duff & Phelps.

	Range of Value and Rate
	Low	Midpoint	High
Share Price	$2.76	$2.89	$3.03
Exit Capitalization Rate (1)	6.45%	6.45%	6.45%
Discount Rate (1)	7.69%	7.19%	6.69%

(1)
The exit capitalization rate and discount rates are the weighted average of the same property retail assets. “Same Property Retail” refers to retail assets included in both the May 1, 2019 estimate of per share value and the December 1, 2020 estimate of per share value and excludes any dispositions and acquisitions between May 1, 2019 and December 1, 2020.

The following table summarizes the individual components of our estimate of per share value:

12/1/2020 Per Share Value
Total Retail Portfolio (1)	$3.58
Total Non-Core / Investment in Unconsolidated Entities (1) (2)	0.02
Cash and Other Assets, net of other liabilities (3)	0.26
Fair Value of Debt (4)	(0.97)
Company Estimated per Share Value	$2.89

Share Count	718,934,723

(1)	“Total Retail Portfolio” includes (a) wholly owned retail properties and (b) properties owned by IAGM Retail Fund I, LLC (“IAGM”), our joint venture with PGGM Private Real Estate Fund. For the joint venture properties described in (b), this table only includes the per share value attributed to the Company based on its percentage ownership. The key assumptions (shown on a weighted-average basis) that were used by Duff & Phelps to estimate the value of those properties that were evaluated under a discounted cash flow analysis are set forth in the following table:

Weighted Average Basis
Exit capitalization rate	6.45%
Discount rate	7.19%
Annual holding period	10 years

For properties under contract for sale, Duff & Phelps valued the assets at the contractual purchase price.

(2)	Value includes the IAGM joint venture net working capital attributable to the Company based on its percentage ownership.
(3)	Includes cash and cash equivalents and certain other assets and liabilities.
(4)	For the property-level debt instruments valued by Duff & Phelps, a discounted cash flow analysis was used to estimate value, which assumes a weighted-average effective interest rate of 4.41% per annum. This approach differs from the Company’s approach for financial reporting purposes.

We believe that the NAV method used to estimate the per share value of our common stock is the methodology most commonly used by non-listed REITs to estimate per share value. The value of our real estate assets that were valued by Duff & Phelps, including our investments, resulted in an overall decrease in value of 6.1% from the original purchase price for those assets, plus post-acquisition capital invested. We believe that the assumptions described herein to estimate value are within the ranges used by market participants buying and selling similar properties, including joint venture and development assets. The estimated value may not, however, represent current market values or fair values as determined in accordance with GAAP. Real properties are currently carried at their amortized cost basis in our financial statements. The estimated value of our real estate assets reflected above does not necessarily represent the value we would receive or accept if the assets were marketed for sale. The market for commercial real estate can fluctuate and values are expected to change in the future. Further, the estimated per share value of our common stock does not reflect a liquidity discount for the fact that the shares are not currently traded on a national securities exchange, a discount for the non-assumability or prepayment obligations associated with certain loans and other costs that may be incurred, including any costs of sale of our assets.

As noted above, our estimated per share value does not reflect “enterprise value,” which may include an adjustment for:

•	the size of our portfolio, given that some buyers may be willing to pay more for a portfolio than they are willing to pay for each property in the portfolio separately;

•	any other intangible value associated with a going concern; or

•	the possibility that our shares could trade at a premium or a discount to NAV if we listed our shares on a national securities exchange.

The following table compares the individual components of estimated per share value as of May 1, 2019 and December 1, 2020, respectively. The number of shares of our common stock outstanding and used in the calculation, on a fully diluted basis as of May 1, 2019 and December 1, 2020, respectively, is set forth in the table below.

	12/1/2020 Per	5/1/2019 Per
	Share Value	Share Value
Total Retail Portfolio	$ 3.58	$3.90
Total Non-Core / Investment in Unconsolidated Entities	0.02	0.05
Cash and Other Assets, net of other liabilities	0.26	0.16
Fair Value of Debt	(0.97)	(0.97)
Company Estimated Per Share Value	$ 2.89	$3.14

Share Count	718,934,723	728,558,989

As previously disclosed, the Company is a premier multi-tenant retail REIT that owns, leases, redevelops, acquires and manages grocery-anchored neighborhood centers, and select power centers that often have a grocery component, predominantly in Sun Belt markets with favorable demographics. We seek to continue to execute our strategy to enhance our multi-tenant retail platform by further investing in grocery-anchored centers with essential retail in our current markets, while exhibiting focused and disciplined capital allocation

The following table shows how our estimated per share value has been impacted by changes in the per share value attributed to our multi-tenant retail properties:

from 5/1/19 to 12/1/20
May 1, 2019 Estimated Per Share Value	$3.14
Same Property Retail (1)	(0.19)
Retail Acquisitions & Dispositions	(0.13)
Total Retail Portfolio (2)	(0.32)
Total Non-Core / Investment in Unconsolidated Entities (3)	(0.03)
Total Cash and Other Assets, net of other Liabilities (4)	0.10
Debt – Corporate and Property Level	0.00
December 1, 2020 Estimated Per Share Value	$2.89

The number of shares of our common stock outstanding and used in the calculation of estimated per share value as of May 1, 2019 and December 1, 2020 were 728,558,989 and 718,934,723, respectively, on a fully diluted basis.

(1)	“Same Property Retail” refers to retail assets included in both the May 1, 2019 estimate of per share value and the December 1, 2020 estimate of per share value and excludes any dispositions and acquisitions between May 1, 2019 and December 1, 2020.
(2)	“Total Retail Portfolio” includes (a) wholly owned retail properties and (b) properties owned by IAGM, our joint venture with PGGM Private Real Estate Fund. For the joint venture properties described in (b), this table only includes the per share value attributed to the Company based on its percentage ownership.

(3)	Value includes the IAGM joint venture net working capital attributable to the Company based on its percentage ownership.
(4)	Includes cash and cash equivalents and certain other assets and liabilities.

Limitations of the Estimated Per Share Value

As mentioned above, we are providing this estimated per share value to assist broker dealers in meeting their customer account statement reporting obligations.

As with any methodology used to estimate value, the methodology employed and the recommendations made by the Company were based upon a number of estimates and assumptions that may not be accurate or complete. Further, different parties using different assumptions and estimates could derive a different estimated per share value, which could be significantly different from our estimated per share value. The estimated per share value does not represent (i) the amount at which our shares would trade at on a national securities exchange, (ii) the amount a stockholder would obtain if he or she tried to sell his or her shares, or (iii) the amount stockholders would receive if we liquidated our assets and distributed the proceeds after paying all of our expenses and liabilities. Accordingly, with respect to the estimated per share value, we can give no assurance that:

•	a stockholder would be able to resell his or her shares at this estimated value;

•	a stockholder would ultimately realize distributions per share equal to our estimated per share value upon liquidation of our assets and settlement of our liabilities or a sale of the Company;

•	our shares would trade at a price equal to or greater than the estimated per share value if we listed them on a national securities exchange;

•	the methodology used to estimate our value per share would be acceptable to FINRA or that the estimated per share value will satisfy the applicable annual valuation requirements under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Internal Revenue Code of 1986, as amended (the “Code”), with respect to employee benefit plans subject to ERISA and other retirement plans or accounts subject to Section 4975 of the Code; or

•	the estimated value will increase, stay at the current level, or not continue to decrease, over time.

The estimated per share value was determined by our Board on December 17, 2020 and reflects the fact that the estimate was calculated at a moment in time. The value of our shares will likely change over time and will be influenced by changes to the value of our individual assets as well as changes and developments in the real estate and capital markets and the economy as a whole. We currently anticipate publishing a new estimated per share value within one year. Nevertheless, stockholders should not rely on the estimated per share value in making a decision to buy or sell shares of our common stock.

Other Company Information

Our annual distribution rate is not affected by the Board’s determination of the estimated per share value. On December 17, 2020, the Company announced that the Board approved an increase in the annual cash dividend to be paid to the Company’s stockholders to $0.0782 per share of common stock from the $0.0759 annual cash dividend per share of common stock paid to stockholders in April 2020. The Company expects that the increased dividend will be payable in April 2021 to stockholders of record on March 31, 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements (including, without limitation, statements concerning the estimated per share NAV and assumptions made in determining the estimated per share NAV) are predictions and may include statements about the Company’s plans, objectives, strategies, financial performance and outlook, trends, the amount and timing of future cash distributions, prospects or future events; and they involve known and unknown risks that are difficult to predict, including the potential adverse effects of the current coronavirus disease 2019 (“COVID-19”) pandemic on the financial condition, results of operations and cash flows of the Company and its tenants. The extent to which the COVID-19 pandemic continues to impact the Company and its tenants will depend on future developments, which are highly uncertain, including the scope, severity, duration, and any resurgences of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. As a result, our actual financial results, performance, achievements, or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “guidance,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative,” and “should,” and variations of these terms and similar expressions, or the negatives of these terms or similar expressions. Similarly, statements that describe or contain information related to matters such as valuation trends or the Company’s intent, belief or expectation with respect to its financial performance, investment strategy and portfolio, cash flows, growth prospects and distribution rates and amounts are forward-looking statements.

Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ending March 31, 2020, June 30, 2020 and September 30, 2020, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
 ______________________________________

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Letter to Stockholders dated December 21, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTRUST PROPERTIES CORP.

Date: December 21, 2020	By:	/s/ Christy L. David
		Name:	Christy L. David
		Title:	Executive Vice President, Chief Investment Officer, General Counsel & Secretary